UNITED STATES

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ROFIN-SINAR TECHNOLOGIES INC.
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ROFIN - SINAR Technologies Creating Long - Term Value for ALL Stockholders Nasdaq RSTI US 7750431022 February 2016

Page 2 During the course of this presentation, we will make projections or other forward - looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements reflect only our current expectations, and that actual events or results may differ materially. We refer you to the risk factors and cautionary language contained in the documents that the Company files from time to time with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10 - K, as amended, for the fiscal year ended September 30, 2015. Such documents contain and identify important factors that could cause our actual results to differ materially from those contained in our projections or forward - looking statements. We undertake no obligation to update such projections or such forward - looking statements in the future. . Safe Harbor Statement Under the Private Securities Litigation Reform Act Safe Harbor Statement

Page 3 The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2016 Annual Meeting of Stockholders. The Company has filed a definitive proxy statement with the SEC in connection with such solicitation of proxies from the Company’s stockholders. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Company’s 2016 Annual Meeting of Stockholders. Information regarding the direct and indirect beneficial ownership of the Company’s directors and executive officers in the Company’s securities is included in their SEC filings on Forms 3, 4 and 5, and additional information can also be found in the Company’s Annual Report on Form 10 - K, as amended, for the year ended September 30, 2015, and our other filings with the SEC. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.rofin.com. Important Additional Information

Page 4 Standort Hamburg Company Brief * ▪ Headquartered in Plymouth, MI, and Hamburg, Germany ▪ More than 2,100 employees globally ▪ More than 4,000 customers around the world ▪ Global production, sales & service network ▪ Installed base of > 55,000 laser units ▪ Focus on three primary laser appli - cation fields: MACRO, MICRO & MARKING is a global leader in the development and manufacture of lasers and laser - based technologies for industrial material processing applications An Industry and Market Leader * Data as of December 31, 2015 Revenue Snapshot FY 2015: $519.6 million FY 2014 : $530.1 million Macro 38% Micro & Marking 47% Com - ponents 15% Split by application FY 2015 Asia 34% Europe 45% North America 21% Split by region FY 2015

Page 5 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 6 ROFIN Has a Clear Path to Increase Stockholder Value Broad Laser Portfolio and Leading Positions in Growing Markets 1 Accelerating Growth with High - Power Fiber and Ultrashort Pulse Lasers, Supported by a Stable Base Business 2 Continuing to Achieve Enhanced Profitability Targets 3 Committed to Balanced Capital Allocation 4

Page 7 21% 14% 54% 11% Expanding Industrial Materials Processing Market Presents Opportunities for Growth ~ US$ 3.18 billion +7% y - o - y Fiber laser segment of the industrial materials processing market is projected to grow 10%+ in 2016* ROFIN is the leader in CO₂ lasers and #2 in faster - growing fiber lasers ~ US$ 3.31 billion +4% y - o - y CO 2 SSL FL Other 18% 14% 57% 11% CO 2 SSL FL Other Industrial Materials Processing Laser Market 2015 * Industrial Materials Processing Laser Market 2016E* *Source: Industrial Laser Solutions (2/2016) & Strategies Unlimited (incl. revised industry data for 2015); data for revenues with industrial laser units only 1 BROAD LASER PORTFOLIO AND LEADING POSITIONS IN GROWING MARKETS

1 BROAD LASER PORTFOLIO AND LEADING POSITIONS IN GROWING MARKETS

ROFIN Offers One of the Broadest Portfolios in the Industrial Laser Space, Covering All Key Laser Technologies

rofin

Valuable competitive advantage that underpins cross-selling and upselling strategies

	rofin		TRUMPF		COHERENT		IPG PHOTONICS		LUMENTUM		HAN'S		Newport	
Industrial Lasers	High power	Low power	High power	Low power	High power	Low power	High power	Low power	High power	Low power	High power	Low power	High power	Low power
CO_2 lasers	✓	✓	✓		(✓)	✓					✓	✓		
incl. Slab Technology	✓	✓	✓		✓	✓								
Lamp/Diode-pumped SSL	✓	✓	✓	✓	✓	✓				✓		✓		✓
Fiber lasers	✓	✓	✓	✓	(✓)		✓	✓	✓	✓				✓
Diode lasers	✓	✓	✓	✓	✓	✓		✓	✓	✓				✓
Ultrashort pulse lasers		✓		✓		✓				✓				✓

Note: (✓) represents small or undeveloped position

Page 8

Page 9 ROFIN Delivers to a Global Customer Base Covering Key Established and Emerging Markets 1 BROAD LASER PORTFOLIO AND LEADING POSITIONS IN GROWING MARKETS Enhanced production flexibility Global sales and service capabilities combined with ability to deliver local customer focus and solutions Critical mass in key growth markets in Asia and North America, with over 30% of workforce in those regions Local management with in - depth market know - how enables high performance in main territories Global application centers designed to find optimum solution for customers worldwide Large, global installed base of more than 55,000 units drives strong recurring service and parts business

Page 10 ROFIN has a Clearly Defined Strategy to Drive Continued Growth 2 ACCELERATING GROWTH WITH HIGH - POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS Growth Strategy Focus on new markets & applications Capitalize on global footprint to attract new customers Develop new laser products through technological innovation Expand further in emerging regions Offer customized solutions based on standard platforms Acquire complementary business operations, products or technologies ROFIN is focused on accelerating growth with high - power fiber and ultrashort pulse lasers, supported by a stable base business

2 ACCELERATING GROWTH WITH HIGH-POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS

ROFIN Identified Fiber Lasers as the Future of High-Power Lasers and Continues to Enhance its Fiber Capability

CO_2 Focused — **High-Power Laser Portfolio** — Fiber Focused

Market Entry (FY 2007 – FY 2009)	Portfolio Development (FY 2009 – FY 2015)	Next Phase (FY 2016 – TBD)
▪ Multipronged entry to build proprietary, vertically integrated high-power fiber laser technology ○ Significant investment in R&D ○ Multiple acquisitions	▪ Recent key milestones: ○ Q1 2014: Introduction of 200 W pumping modules and 1.5 kW fiber laser modules ○ Q4 2014: Full phase-in of 200 W pumping modules ○ Q2 2015: Introduction of Third Generation fiber technology, enabling to increase max. power of fiber laser module to 2.0 kW ○ Q3 2015: Demonstrated 8 kW fiber laser at Munich laser show ○ Q4 2015: Record high high-power fiber laser revenues and units	▪ Continue to gain momentum and grow beyond record volumes recorded in FY 2015 ▪ Sales and margin to be driven by: ○ Increased efficiencies from higher power pump modules ○ Commercial launch of successfully tested 2.5 kW fiber laser module in FY 2016 ○ Increased use of internal diode chip material ○ Reductions in overall manufacturing costs ○ Margin gains from scale efficiencies

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Page 12 CO 2 74% Fiber 26% CO 2 51% Fiber 49% ROFIN is Delivering on its Fiber Laser Strategy – Approximately 50% of its High - Power Sales are Now Fiber ROFIN High - Power Laser Product Mix (Units) ROFIN is building momentum in the fast growing fiber laser market whilst delivering enhanced margins through vertical integration 2 ACCELERATING GROWTH WITH HIGH - POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS FY 2013 FY 2015

Page 13 ▪ Continued expansion of customer base expected following third - generation fiber technology and 8 kW fiber laser introductions in 2015 ▪ ROFIN’s strong R&D capability is focused on further technological advancements to support long - term growth o Improved designs expected to generate additional 15 - 20% in manufacturing cost reductions in FY 2016 o New 2.5 kW fiber laser module successfully tested and on pace for commercial launch in FY 2016 – M anagement expects ROFIN to be first - to - market with 5 kW that operates with just two modules ▪ High quality and performance combined with competitive pricing to attract more customers ▪ Leveraging costs & higher fixed cost absorption as a result of higher volumes ROFIN‘s High - Power Fiber Laser Business Is Well Positioned to Take Market Share 2 ACCELERATING GROWTH WITH HIGH - POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS ROFIN’s high - power fiber laser business is growing faster than the overall industrial laser market High - power fiber laser unit sales increased approximately 75% in FY 2015 compared to the prior year, with record high - power fiber laser revenue and units in Q4 (seasonally strongest quarter)

Page 14 ▪ Almost 40% revenue increase in 2015, year over year, for ultrashort pulse lasers ▪ Significant increase in orders in Q1 2016 ▪ Complementary growth in existing key markets ▪ High market potential for unique & IP - protected filament cutting process technology ; femtosecond laser recently qualified for this promising process technology ▪ Developing new key customer & OEM base for ultrashort pulse lasers ROFIN‘s Continued Investment in Ultrashort Pulse Lasers Will Create Further Opportunities For Growth 2 ACCELERATING GROWTH WITH HIGH - POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS ROFIN’s ultrashort pulse laser business is currently growing many times faster than the overall industrial laser market

Page 15 Ultrashort Pulse Laser Business Has Significant Potential to Expand in Key Markets / Applications 2 ACCELERATING GROWTH WITH HIGH - POWER FIBER AND ULTRASHORT PULSE LASERS, SUPPORTED BY A STABLE BASE BUSINESS Glass cutting è Filament Cutting Technology (ROFIN IP) ▪ Screens , display ▪ Automotive ▪ Aerospace ▪ Electronics and optics Fine Cutting & Precision Drilling è Metal , Polymer ▪ Medical device manufacturing ▪ Consumer electronics Marking è Wafer, Glass, Ceramics ▪ Semiconductor and consumer electronics ▪ Medical device manufacturing ▪ Automotive ROFIN’s filament cutting technology is a significant evolution in glass cutting, offering unmatched quality with compelling economics, including a dramatic reduction in process steps and higher yield for mass production

Page 16 ROFIN‘s Margin Enhancement Strategy is Already Succeeding MARGIN EXPANSION Leverage high growth potential from new technologies Offer new products across existing technologies Reduce costs through operational consolidation, optimized design processes and vertical integration Introduce new process applications and capitalize on existing application portfolio 3 CONTINUING TO ACHIEVE ENHANCED PROFITABILITY TARGETS

3 CONTINUING TO ACHIEVE ENHANCED PROFITABILITY TARGETS

ROFIN's Proactive Cost Reduction and Efficiency Programs Are Driving Margin Gains

rofin

Profitability and Efficiency Improvement Program

Operational Consolidation

- Aligning operations
  - Merged two Swiss companies
  - Merged two German subsidiaries
  - Rightsizing workforce (~100 employee reduction in headcount from Q1 2015 to Q1 2016)
  - Will consolidate multiple Micro sites by end of calendar 2016

Improved Fiber Manufacturing

- Executing ongoing high-power fiber laser cost reduction plan
  - New configurations and improved designs allowing for fewer components
  - Vertical integration reducing costs while ensuring component fit
  - Positive effects from economies of scale

Ongoing Cost Management

- Further reducing manufacturing costs through R&D and lean manufacturing
- Reducing structural complexity
- Leveraging cost economies
- Evaluating opportunities for additional cost savings

ROFIN has a clear path to further margin improvement; streamlining initiative expected to deliver $5 million of operating cost (non-manufacturing) savings in FY 2016 and beyond

Page 17

Page 18 ROFIN‘s Comprehensive Consolidation Efforts Are Driving Margin Gains 3 CONTINUING TO ACHIEVE ENHANCED PROFITABILITY TARGETS ▪ Gilching / Germany facility was purchased at end of CY 2014 in order to bundle ROFIN’s three Starnberg Micro facilities Gilching / Germany facility to consolidate three Starnberg locations under one roof ROFIN has a clear path to increase efficiency, benefit from synergies and reduce costs

Page 19 $50mm Current Authorization $0.0 $19.5 $8.8 $10.7 $4.1 $6.2 $0.0 $0.0 $8.0 $16.0 $24.0 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Share Buybacks ROFIN Balances Capital Allocation Across Organic Investment, M&A, and Capital Returns to Stockholders 4 COMMITTED TO BALANCED CAPITAL ALLOCATION M&A Track record of acquiring businesses to support growth through strengthening market presence or technological capabilities Capital Return Balance investing in business with returning capital to stockholders as appropriate to create stockholder value FiLaser Feb. 2014 Sep. 2004 May 2000 Oct. 2010 Jan. 2008 Mar. 2007 Mar. 2006 Apr. 2009 Jun. 1997 1997 2016 Sep. 2004 Mar. 2007 Jul. 1999 Feb. 2004 Apr. 2007 - 2 nd Program - - 3 rd Program - - 4 th Program - 7.1% 6.4% 7.9% 7.7% 8.7% 7.7% 6.0% 7.0% 8.0% 9.0% FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 R&D Expense (% of Sales) Organic Investment Significant investments made to build deep capabilities and market positions in new technologies The Company announced its fifth buyback program in the last nine years in November 2015

Page 20 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 21 HISTORICAL REVENUE AND GROWTH* $121.2 $128.6 $134.3 $146.1 $122.4 $122.7 $132.5 $142.0 $112.5 $129.5 $136.9 $146.8 $155.7 $120.9 (14.8%) (1.9%) (3.5%) (1.0%) 1.0% (4.6%) (1.3%) (2.8%) (8.1%) 6.8% 6.5% 9.3% 6.6% (1.2%) (15.0%) (7.5%) 0.0% 7.5% 15.0% $80.0 $100.0 $120.0 $140.0 $160.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY 2014 FY 2015 FY 2016 Revenue Currency Impact % Growth (y/o/y) % Growth (y/o/y) - Constant Currency $530.1 $519.6 $112.5 $521.5 $568.9 $120.9 ($ in millions) 2016 Results for Seasonally Low Q1 Generally in Line with Management Expectations Constant Currency Basis: $2.2 $4.5 $6.5 $12.0 $6.2 $8.7 $11.6 $14.8 $6.5 $0.08 $0.16 $0.23 $0.43 $0.22 $0.31 $0.41 $0.52 $0.23 $0.00 $0.15 $0.30 $0.45 $0.60 $0.0 $4.0 $8.0 $12.0 $16.0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 FY 2014 FY 2015 FY 2016 Net Income Diluted EPS $25.2 $41.3 $6.5 $0.89 $1.46 $0.23 HISTORICAL NET INCOME AND EPS* ($ in millions, except per share amounts) KEY OBSERVATIONS ▪ Early signs of strengthening performance are clear o 64 % increase in EPS in FY 2015 o Q1 FY 2016 EPS above previous year’s first fiscal quarter and above guidance range, excluding significant non - recurring costs (primarily related to the proxy context which ROFIN tried to avoid with a reasonable settlement offer) ▪ In addition, we are confident in our prospects for the year ahead despite some substantial headwinds mainly from uncertainty in China *As reported figures (1) Company defines the term “constant currency ” to mean that financial data for a period are translated into U.S. dollars using the same foreign currency exchange rates that we re used to translate financial data for the corresponding prior year period (1)

Summary Perspectives on Historical Financial Performance and Current Outlook

- Increased sales volume growth has been masked by foreign exchange movements
  - Base CO_2 and solid-state businesses delivering consistent revenue at attractive margins
  - **Strong growth in new technologies as ROFIN builds market share**
    - **75% year-over-year unit sales growth for high-power fiber laser**
    - **Almost 40% year-over-year revenue increase for ultrashort pulse lasers**
  - Components growing despite currency headwinds while offering revenue diversification
- Management encouraged by solid order entry in first weeks of Q2, including in Asia, although Q1 2016 order entry negatively impacted in total $30mm by:
  - Currency movements ($18mm impact)
  - De-bookings in anticipation of cancellations by two Chinese customers (~$12mm impact)
- Company is well positioned as it moves into seasonally more active quarters
- Gross margin enhancement strategy underway
- Momentum in EBITDA and EPS performance expected to continue

Page 22

Page 23 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 24 ROFIN’s Board is the Right Team to Execute the Company’s Plan for the Benefit of All Stockholders Right Combination of Executive, Technical and Financial Experience ▪ All Board members have industrial company experience and laser industry - related leadership experience ▪ Six of eight members have CEO experience ▪ Specific areas of expertise, such as finance and business development, covered by specific board members Majority of Directors Independent ▪ Separate CEO and Chairman roles ▪ Lead Independent Director ▪ All members of the Nominating, Audit and Compensation Committees are outside, independent directors A ctively Engaged in Driving the Future Strategy of ROFIN ▪ Board has led strategic focus on and investment in fiber laser and ultrashort pulse laser technologies – proactive in positioning for success given changing industry dynamics ▪ Board has driven cost - efficiency and cost reduction initiative over past year to generate further profitability ▪ Board named Thomas Merk as new CEO to guide the next phase of ROFIN’s development

ROFIN's Board has the Right Mix of Qualifications and Professional Experience

	Broader Industrial Experience	Degree in Science / Engineering	U.S. Public Company Board Experience	Laser Industry Experience	CEO Experience	Strategy and Sales Experience	CFO Experience
Carl Baasel	✓	✓*	✓	✓	✓	✓	
Gary Willis	✓	✓	✓	✓	✓	✓	
Daniel Smoke	✓		✓	✓		✓	✓
Dr. Peter Wirth (Chairman)	✓	✓*	✓	✓	✓	✓	
Thomas Merk (CEO and President)	✓	✓*	✓	✓	✓	✓	
Ralph Reins (Lead Ind. Director)	✓	✓	✓	✓	✓	✓	
Dr. Stephen Fantone	✓	✓*	✓	✓	✓		
Jenifer Bunis	✓	✓	✓	✓		✓	

* Indicates Master's or PhD in science or engineering

Indicates current ROFIN nominee (highlighted rows)

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Page 26 ROFIN Nominees Standing for Election are Highly Valued Members of ROFIN‘s Well - Balanced Board Carl F. Baasel – Director ▪ Brings more than 45 years of experience in the laser industry to the Board and has a strong understanding of modern laser technology ▪ Has a deep and broad Board experience, serving as a director of the Board of Scanlab AG and Chairman of the Board of Trustees of the Fraunhofer Institute for Laser Technology ▪ Joined ROFIN’s Board following the Company's acquisition of Carl Baasel Lasertechnik, which Mr. Baasel founded in 1975 ▪ Holds a Master’s Degree in Physics Director – Scanlab AG Chairman of Board – Fraunhofer Institute for Laser Technology Daniel J. Smoke – Independent Director ▪ Brings particular expertise in finance and accounting that enhances the Board’s ability to set and oversee strategy ▪ Has been CFO for public and private manufacturing companies during 40 year career o His career began with Ford Motor Company spending nearly 15 years in the automotive industry with Ford, White Motor Corporation and General Battery Corporation o From 1986 to 1994 was at Eagle Industries, Inc. holding both financial and operating management positions including VP Finance and Division President o CFO of Bucyrus International, Inc. from 1996 to 1999 ▪ From 1999 to 2011, operated a consulting business and was CFO for several private equity portfolio companies including Marco Wood Products, BR Lee Industries, Truck Bodies and Equipment International, and JAC Products, Inc. ▪ Bachelor’s Degree in Business Administration, Master’s Degree in Accounting, CPA certificate Member of Audit, Compensation and Nominating Committee

Page 27 ROFIN Nominees Standing for Election are Highly Valued Members of ROFIN‘s Well - Balanced Board (continued) Gary K. Willis – Independent Director ▪ Brings extensive laser industry knowledge and experience in managerial and director roles at laser and industrial companies ▪ Chairman of Zygo from 1998 to 2000, director from 1992 to 2000 and President & CEO from 1993 to 1999 o Rejoined Zygo as a director in June 2009 and continued to serve as a director of the company until it was sold in June 2014 o In October 2013, agreed to become interim President and Chief Executive Officer of Zygo and served in that role until its sale ▪ Prior to joining Zygo Corporation, he was Chairman, President and Chief Executive Officer of The Foxboro Company ▪ Also serves as a Director of Plug Power Corporation and Middlesex Health Services, Inc. ▪ Director of Benthos Corporation until 2006 ▪ Bachelor’s Degree in Mechanical Engineering Member of Audit, Compensation and Nominating Committee Director – Plug Power Corp. Director – Middlesex Health Services

Page 28 ▪ The Nominating Committee of the ROFIN Board evaluates director candidates using a thorough and deliberate process to identify directors who will strengthen the Company’s governance and enhance the Board’s ability to strategically guide the Company to generate long - term stockholder value ▪ Process includes: o Periodic reports on efforts to identify and recommend Board nominees, and review of current composition of Board o Nomination and initial assessment of candidacy given needs of Board and Company o Review of historical experiences, assessment of skill sets, and review of written responses to questions posed o Extended telephonic and in - person interviews o Extensive background checks ROFIN Has a Comprehensive Candidate Screening, Diligence and Board Appointment Process ...

Page 29 ... Which it Recently Executed in Naming a New Director ▪ Jenifer Bunis is a 30 - year veteran in industrial lasers ▪ Ms. Bunis was identified as a potential Board candidate in early 2015 (prior to initial contact / any involvement of SAC) ▪ Ms. Bunis offers particular expertise in strategic partnerships and M&A – key focus areas for ROFIN ▪ Most recently, Ms. Bunis served as Vice President of Business Development of Laser Mechanisms, Inc., concentrating on identifying and developing strategic partnerships ▪ Previously, she spent 20 years at Synrad, Inc., a well - known designer and manufacturer of laser technology, and served as Executive Vice President for 14 years ▪ In stark contrast to all three of SAC’s nominees, Ms. Bunis has significant experience in the laser industry, with the ability to provide valuable insight as ROFIN executes on our strategic plan to further grow revenues, control costs, and improve gross margin Appointment of Ms. Jenifer Bunis Board remains open to adding additional directors with the knowledge, experience and skills that can enhance its ability to deliver value to all stockholders

Page 30 ▪ ROFIN welcomes the input of stockholders and is committed to establishing the most appropriate governance structure to support the creation of long - term stockholder value ▪ The Company regularly reviews its corporate governance structure and following discussions with many of our stockholders, we have taken a number of important steps to enhance our governance o In February 2016, the Board amended the Company’s by - laws to implement a majority voting standard in uncontested elections of directors o At this year’s annual meeting, the Board will hold an advisory vote on both declassification of the Board and elimination of the supermajority vote requirement ROFIN is Committed to the Right Governance Framework to Support Long - term Value Creation

Page 31 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 32 ▪ ROFIN has attempted to work constructively and in good faith with SAC over the last several months regarding their slate of Board nominees o Numerous discussions held with SAC representatives, despite SAC generally being misinformed about the Company’s strategic plans o During our good faith discussions, SAC: – Made the inappropriate assertion that as a major stockholder it was entitled to material non - public company information and to be consulted prior to a change in senior management – Failed to provide the requested assurances and description of the process by which the persons in charge of trading the SAC account would not be given access to confidential non - public information gained through Board representation o ROFIN Board thoroughly evaluated each SAC nominee according to the standard Board vetting process ▪ Ultimately, ROFIN offered to appoint one of SAC’s three candidates, Mr. Gebhard Rainer, to the Company’s Board of Directors o Resolution through this appointment would have avoided a distracting and costly proxy campaign and allowed ROFIN to fully focus on executing its business plan for the benefit of ALL stockholders ▪ This reasonable and constructive offer was flatly rejected with a “take - it - or - leave - it” counteroffer, which would have required the retirement of three of our highly qualified existing Board members and the acceptance of SAC’s full slate of nominees ▪ SAC has instead chosen to launch an expensive, disruptive and self - serving proxy battle that is not in the best interest of the Company or its stockholders SilverArrow Capital‘s (“ SAC ”) Self - Serving Approach in Pursuit of its Own Short - term Interests

Page 33 SAC‘s Board Slate is Unsuitable to Serve on Your Board ▪ As noted, ROFIN’s independent Nominating Committee uses a thorough process to identify potential directors who will enhance ROFIN’s ability to generate stockholder value ▪ SAC has nominated candidates who have no history in the specialized industrial laser sector ▪ Through ROFIN’s thorough evaluation of SAC’s nominees, Mr . Thomas Limberger and Mr. Jordan Kovler were found to be unqualified for appointment to the Board o ROFIN’s evaluation of Mr. Limberger uncovered a questionable leadership track record – when Mr. Limberger influenced corporate strategy in the past, significant stockholder value was destroyed – as well as significant questions related to personal character o The Board also discovered that Mr. Kovler has absolutely no relevant leadership or Board experience, or industry knowledge to merit further consideration for ROFIN’s Board

Page 34 Broader Industrial Experience Degree in Science / Engineering U.S. Public Company Board Experience Laser Industry Experience CEO Experience Strategy and Sales Experience CFO Experience ROFIN Carl Baasel x x * x x x x Gary Willis x x x x x x Daniel Smoke x x x x x SAC Gebhard Rainer x x Jordan Kovler Thomas Limberger x x x SAC‘s Board Slate is Unsuitable to Serve on Your Board (continued) * Indicates Master‘s or PhD in science or engineering Indicates current ROFIN nominee

Page 35 SAC‘s Board Slate is Unsuitable to Serve on Your Board (continued) Mr. Thomas Limberger Lack of Relevant Industry Experience ▪ Modest experience in leadership positions at diversified Industrial companies – does not extend to highly technical and specialized field of industrial lasers Questionable Leadership Track Record ▪ Track record of stockholder value destruction during short tenures as CEO of both Oerlikon and Von Roll o Oerlikon’s market capitalization decreased $6.8 billion or 89% in the two years after Mr. Limberger’s departure (and below Oerlikon’s market capitalization when Mr. Limberger began his tenure as CEO) o Most recent tenure as CEO at Von Roll saw a decline in share price of ~55% (against a decline of ~24% for the index), and significant margin contraction and weak revenue growth; Von Roll’s stockholders saw the cumulative value of their investment decline by $ 580 million ▪ Extremely short tenures in prior CEO roles at Oerlikon and Von Roll (21 and 39 months, respectively) ▪ Leadership track record clouded by media reporting of : o Misuse of company funds o Excessive executive pay o High turnover of senior executives o Swiss Stock Exchange investigation reportedly into share dealings Other Red Flags Identified ▪ Factually incorrect resume claims , including incorrectly taking responsibility for doubling Von Roll’s market capitalization during his tenure as CEO ▪ Refusal, despite multiple requests, to provide or facilitate contact with professional references from either Oerlikon or Von Roll ▪ Failed to exhibit corporate governance best practices, holding Chairman and CEO roles simultaneously while at Von Roll and Vice Chairman and CEO roles at Oerlikon

Page 36 May-8-07 Nov-6-07 May-7-08 Nov-6-08 May-8-09 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 May8,2009:Twoyears afterMr.Limberger's departure MarketCapitalizationof $810mm,representing an~89%decline May8,2007:Mr.Limberger leavesOerlikon MarketCapitalizationof $7,650mm (89%) Mr. Limberger Has a Track Record of Long - Term Value Destruction Oerlikon Market Capitalization (May 8, 2007 – May 8, 2009) During his tenure at Oerlikon, Mr. Limberger drove short - term growth in profits which were short - lived – Oerlikon’s market capitalization decreased by ~$6.8 billion, or 89%, over the two years following Mr. Limberger’s tenure as CEO Note : Assumes historical average USD - CHF exchange rate of 0.890:1.000 Source: FactSet ($ in millions)

Page 37 Mr. Limberger Has a Track Record of Long - Term Value Destruction (continued) Aug-16-07 Jun-11-08 Apr-8-09 Feb-2-10 Nov-30-10 40 50 60 70 80 90 100 110 120 130 Aug.16,2007:Mr. Limbergerjoins VonRoll Indexedshare priceof100 Nov.30,2010: Mr.Limberger leavesVonRoll Indexedshare priceof45 (55%) During Mr. Limberger's tenure as CEO of Von Roll, Von Roll saw a decline in share price of approximately 55 % or ~$580 million in cumulative value Von Roll Share Price (Aug. 16, 2007 – Nov. 30, 2010) Note : Assumes historical average USD - CHF exchange rate of 0.926:1.000 Source: FactSet

Page 38 Mr. Jordan Kovler Absolutely No Industry Experience ▪ No relevant experience ▪ Since graduating college in 2001, Mr. Kovler’s only work experience has been two years in the fundraising department of a small not - for - profit entity, and until a few months ago, 12 years working as an employee at the same proxy solicitation firm that is advising SAC in the current proxy contest Absolutely No Leadership Track Record ▪ No leadership experience ▪ No experience in operations or manufacturing or in serving on a public company board Significant Character Concerns ▪ L ack of judgement as a result of an adverse public record o SAC has misleadingly claimed this resulted from a “traffic infraction”, but Mr. Kovler was arraigned on charges for reckless driving under the influence and possession of marijuana, and pleaded guilty to reckless driving under the influence of alcohol o P robation for this offense just terminated in December 2015 SAC‘s Board Slate is Unsuitable to Serve on Your Board (continued) We are surprised that SAC has nominated such an inexperienced candidate for a public company Board, which we believe is evidence of SAC’s own inexperience in proper corporate governance

Page 39 ▪ SAC has chosen to make numerous misleading and inaccurate statements in its press releases and other materials to advance its own agenda ▪ SAC’s failure to exercise proper due diligence to analyze ROFIN could indicate the level of its commitment to the Company and its competency ▪ SAC’s conduct has not supported or validated in any way a commitment to creating value for all stockholders – motivations appear to be short - term benefits for SAC ▪ Mr . Limberger has a track record of engineering short - term financial performance to the detriment of long - term, sustainable stockholder value ▪ Short - sighted approach is reflected in SAC’s plans for ROFIN, such as increasing R&D efficiency to drive a short - term boost to margins, while damaging the Company’s future prospects SAC has Misrepresented ROFIN for its Own Agenda SAC does not have an in - depth understanding of ROFIN’s business , market, strategy and governance standards

Page 40 Incorrect Statements about ROFIN’s Operations SAC’s Contention The Facts è The total fiber laser market, estimated at ~$3.2 billion, is the addressable market for ROFIN x ROFIN addresses the industrial fiber laser market specifically x The total fiber laser market, which includes additional laser applications outside of the industrial sector, would not properly constitute ROFIN’s addressable market è ROFIN entered the fiber laser market late and has not focused its efforts on the fiber laser market x ROFIN was one of the first movers in the fiber laser segment in 2007 x The Company has a track record of investment in the space, with significant R&D outlays and key strategic technology acquisitions since entering the market SAC has Misrepresented ROFIN for its Own Agenda (continued)

SAC has Misrepresented ROFIN for its Own Agenda (continued)

rofin

Incorrect Statements about ROFIN's Operations (continued)

SAC's Contention	The Facts
× ROFIN's growth is below the overall growth of the global laser market	✓ ROFIN is gaining market share in high-power fiber lasers ✓ The Company's net sales have increased year over year four of the last five quarters on a constant currency basis

× Stating that ROFIN has the wrong priorities in terms of sales strategies and is missing the Asian market opportunity	✓ ROFIN is well positioned in what are expected to be higher growth regions of the world – Asia and North America
	  ✓ ROFIN has had a presence in Asia since 1985, and currently has ~330 employees in the region, equivalent to 15% of its workforce
	  ✓ ROFIN's North America presence includes ~400 employees, equivalent to 18% of its workforce
	✓ In FY 15, ROFIN generated 45%, 34% and 21% of its direct sales from Europe, Asia and North America, respectively
	✓ Many OEM customers integrate ROFIN's laser sources and ship them to Asia, which means direct sales figures understate the Company's geographic diversity and Asian market penetration

Page 41

Page 42 ▪ SAC has only operated for five years and has no track record of active public company ownership or nominating directors to the Boards of U.S. public companies o ROFIN is effectively SAC’s experimental , first active investment ▪ SAC has exhibited a lack of appropriate corporate governance practices which further emphasizes its unsuitability for Board participation o During our good faith discussions with SAC, it made the inappropriate assertion that as a major stockholder it was entitled – to material non - public company information and – to be consulted prior to a change in senior management o Furthermore, SAC failed to provide the requested assurances and description of the process by which the persons in charge of trading the SAC account would not be given access to confidential non - public information gained through Board representation SAC is Not Aligned with the Interests of Long - Term Stockholders SAC is an Unproven Investor with No Credible Plan to Increase Stockholder Value

Page 43 ▪ We believe SAC is incapable of developing a credible plan for ROFIN and question the competency of SAC and its director nominees o SAC has only proposed strategic initiatives that ROFIN had begun to implement in 2015 or before, or that have been thoroughly analyzed by management but determined not to be in the best interests of our stockholders at this time – SAC is proposing strategic initiatives that the Company has already begun, then trying to take credit for the Company’s actions when those strategic initiatives begin to bear fruit o SAC’s recommendations are vague, with no supporting detail to substantiate claims it could deliver superior performance o SAC continues to make basic errors about financial metrics and market data that demonstrate it has not undertaken robust due diligence in analyzing ROFIN and developing its plan SAC is Not Aligned with the Interests of Long - Term Stockholders (continued) SAC is an Unproven Investor with No Credible Plan to Increase Stockholder Value

Page 44 SAC’s Approach of Repackaging ROFIN’s Actions as Its Own Strategy Continues Following Q1 Results Misleading as second listing costs <$100k, not $500k – 800k Annual estimated run rate spend for Board / management consulting is actually $1.5 - 2.0mm; majority of current consulting spend is required due to SAC’s self - serving proxy contest $5mm in targeted FY 2016 cost savings from streamlining initiative was already announced by ROFIN on Q2 2015 earnings call (May 7, 2015) Targeted 15 - 20% FY 2016 reduction in manufacturing costs for high - power fiber lasers was announced by ROFIN on Q1 2016 earnings call (Feb. 4, 2016); 25% reduction already achieved in FY 2015 Announced by ROFIN and in process already SAC has continued to restate existing ROFIN strategy and make false claims Announced by ROFIN at Needham Conference (Jan. 12, 2016); in process Announced by ROFIN and in process already

Page 45 SAC’s Approach of Repackaging ROFIN’s Actions as Its Own Strategy Continues Following Q1 Results ( continued ) Central purchasing currently under evaluation as part of consolidation and streamlining programs Site consolidation ongoing, as recently reiterated on Q1 2016 earnings call (February 4, 2016) Selected products have been in production in China for several years and expansion possibilities are continuously under evaluation 2 kW fiber laser modules have been in production since start of FY 2015 (disclosed in February 2015); commercial product launch of 2.5 kW fiber laser product announced in February 2016 M&A, including technology - driven acquisitions, have long been a key part of the Company’s growth strategy (more than 15 strategic acquisitions since 1997) Long - term focus on and build - out of high growth fiber, USP and diode laser businesses already stated Current R&D strategy includes competence centers; Company is already working on implementing a worldwide systems strategy SAC has continued to restate existing ROFIN strategy and make false claims

Page 46 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 47 ▪ ROFIN has been positioned by its Board and management to continue to make strong progress on key priorities for sustained stockholder value creation o ROFIN boasts one the most comprehensive product and technology portfolios in the industry o Continued investment and foresight in fiber lasers and ultrashort pulse lasers have primed the Company for accelerated growth o Under the leadership of the Board, the Company continues to make significant headway in enhancing its margin profile through cost - efficiency initiatives, vertical integration and consolidation o As it has done successfully in the past, ROFIN will continue to balance the need for organic investment, M&A and returning capital to stockholders ▪ ROFIN intends to continue to execute on its value creation strategy , with an effective and experienced Board in place Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity

Page 48 ▪ SAC would add no value to ROFIN’s Board and to ROFIN’s positive momentum o ROFIN’s thorough evaluation of Mr. Thomas Limberger and Mr. Jordan Kovler uncovered a significant lack of requisite experience and achievement, and suggested nothing to indicate either nominee would be additive to ROFIN’s board ▪ It is clear that SAC has chosen to prioritize its own short - term financial gain at the expense of long - term stockholder value o SAC’s communications and practices to date demonstrate that SAC is acting in its own self - interest and does not fundamentally understand ROFIN’s business ▪ SAC’s troublesome actions and ROFIN’s correspondence with its nominees strongly suggests their inclusion to the ROFIN Board will be highly disruptive and as a result risk destruction of stockholder value Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity (continued)

Page 49 If you have any questions or require assistance in voting your proxy card, please contact our proxy solicitor Banks, Brokers and Stockholders Call Toll - Free (800) 509 - 0976 International Stockholders Please Call: (781) 575 - 2137 Or Contact via E - mail at: Rofin@georgeson.com Conclusions – Protect Your Investment and Vote the White Card * * It is important for you to disregard any material sent to you by SAC and to not vote SAC’s green proxy card

Page 50 1. Strategy in Place to Deliver on Long - Term Stockholder Value Creation Opportunity 2. Recent Results Demonstrate Strong Financial Performance and Progress in Strategy 3. Current Board Best Qualified to Increase Long - term Value for ALL Stockholders 4. SilverArrow Capital's Proposed Slate is Unqualified to Serve on Your Board 5. Conclusions – Support the Current Board to Deliver on Long - Term Value Creation Opportunity Appendix Table of Contents

Page 51 Dr. Peter Wirth – Chairman of Board of Directors ▪ Chairman of the Board of Directors since 1996 (Non - Executive Chairman since 2009) ▪ PhD in Physics ▪ Chief Executive Officer and President of the Company from September 1996 until May 2005 ▪ From October 1994 until September 2009, served as General Manager of ROFIN - SINAR Laser GmbH, Germany ▪ Joined ROFIN - SINAR Laser GmbH in 1979 as Sales Manager for Industrial Lasers, and became Director, Sales and Marketing in 1983 Thomas Merk – CEO, President and Director ▪ CEO, President & Director since July 2015 ▪ Master’s Degree in Mechanical Engineering ▪ Chief Operating Officer of ROFIN Laser Micro from December 2005 until July 2015 and Chief Operation Officer of ROFIN Laser Marking from July 2006 until July 2015 ▪ Previously a Managing Director of ROFIN - Baasel Lasertech ▪ Held various positions at Boehringer Werkzeugmaschinen Vertriebs GmbH, culminating tenure as managing director in 2000 Appendix: ROFIN Board – Profiles Board of Directors

Page 52 Carl F. Baasel – Director ▪ Director since October 2000 following Company's acquisition of Carl Baasel Lasertechnik GmbH, which Mr. Baasel founded in 1975 ▪ Master’s Degree in Physics ▪ Served as Managing Director of Carl Baasel Lasertechnik until September 2001 ▪ Since 2008 has served as a consultant of the management of Carl Baasel Lasertechnik Ralph E. Reins – Lead Independent Director ▪ Director since September 1996 and Lead Independent Director since November 2013 ▪ Bachelor’s Degree in Industrial/Operations Engineering ▪ CEO of Qualitor until July 2002 and remained as Chairman until company was sold in December 2004 ▪ Served as President and CEO of AP Parts International from 1995 to 1998 ▪ Also previously held President and / or CEO positions at Envirotest Systems, Allied Signal Automotive, United Technologies Automotive, Mack Truck and ITT Auto Director – Scanlab AG Chairman of Board – Fraunhofer Institute for Laser Technology Appendix: ROFIN Board – Profiles (continued) Board of Directors Member of Audit, Compensation and Nominating Committee

Page 53 Gary K. Willis – Independent Director ▪ Independent Director since September 2006 ▪ Bachelor’s Degree in Mechanical Engineering ▪ Served as CEO at Zygo Corporation from October 2013 until it was sold ▪ Previously Chairman, President and CEO of The Foxboro Company ▪ Held several leadership positions previously at Zygo Corporation until 2000, including Chairman of Board, Director and President and CEO Daniel J. Smoke – Independent Director ▪ Independent Director since August 2003 ▪ Bachelor’s Degree in Business Administration, Master’s Degree in Accounting, CPA certificate ▪ Previously was CFO of Bucyrus International and Division President at Eagle Industries, after fifteen years in automotive industry ▪ From 1999 to 2011, operated a consulting business and was CFO for several private equity portfolio companies including Marco Wood Products, BR Lee Industries, Truck Bodies and Equipment International, and JAC Products, Inc. Member of Audit, Compensation and Nominating Committee Member of Audit, Compensation and Nominating Committee Director – Plug Power Corp. Director – Middlesex Health Services Board of Directors Appendix: ROFIN Board – Profiles (continued)

Page 54 Dr. Stephen D. Fantone – Independent Director ▪ Independent Director since October 2005 ▪ PhD in Optics ▪ President and CEO of Optikos Corporation, which he founded in 1982, and senior lecturer at MIT ▪ Served as a director and Chairman of the Board of Directors of Benthos until its sale in January 2006 Jenifer Bunis – Independent Director ▪ Independent Director Since December 2015 ▪ Bachelor’s Degree in Optical Engineering ▪ Most recently served as Vice President of Business Development for Laser Mechanisms ▪ Previously held variety of leadership positions at Synrad over course of twenty years, in sales and marketing, operations and business development and served as Executive Vice President overseeing production, purchasing and materials management for fourteen years Member of Audit, Compensation and Nominating Committee President – Optikos Corp. Chairman and Director – The Pioneer Institute Director – The Hertz Foundation Board of Directors Appendix: ROFIN Board – Profiles (continued) Chairman, Strategic Planning Comm. – The Optical Society